                                                                   EXHIBIT 99.1

                         FORM OF LETTER OF TRANSMITTAL


                                      FOR



         12 1/2% SERIES B JUNIOR EXCHANGEABLE PREFERRED STOCK DUE 2009



                                       OF


                            IXC COMMUNICATIONS, INC.
                PURSUANT TO THE OFFER TO EXCHANGE SHARES OF ITS
         12 1/2% SERIES B JUNIOR EXCHANGEABLE PREFERRED STOCK DUE 2009
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                  FOR ANY AND ALL OF ITS OUTSTANDING SHARES OF
              12 1/2% JUNIOR EXCHANGEABLE PREFERRED STOCK DUE 2009
               PURSUANT TO THE PROSPECTUS DATED DECEMBER 15, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 16, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD PREFERRED STOCK (AS DEFINED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  TO: THE BANK OF NEW YORK, THE EXCHANGE AGENT


                    By Mail:                                 By Hand or by Overnight Courier:
              The Bank of New York                                 The Bank of New York
         Tender and Exchange Department                       Tender and Exchange Department
                 P.O. Box 11248                                     101 Barclay Street
             Church Street Station                        Receive & Deliver Window-Street Level
            New York, NY 10286-1248                                 New York, NY 10286
                                                                      By Facsimile:
                                                                      (212) 815-5915
                                                                Attention: Bob Massimillo
                                                                  Confirm by telephone:
                                                                      (800) 507-9357


     Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     HOLDERS (AS DEFINED HEREIN) WHO WISH TO BE ELIGIBLE TO RECEIVE NEW PREFERRED STOCK (AS DEFINED HEREIN) FOR THEIR OLD PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus (the "Prospectus"), dated December 15, 1997, of IXC Communications, Inc. (the "Issuer"), which, together with this Letter of Transmittal and the Instructions hereto (the "Letter of Transmittal"), constitute the Issuer's offer (the "Exchange Offer") to exchange one share of its 12 1/2% Series B Junior Exchangeable Preferred Stock Due 2009, liquidation preference $1,000 per share (the "New Preferred Stock") that has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each share of its outstanding
12 1/2% Junior Exchangeable Preferred Stock Due 2009, liquidation preference $1,000 per share (the "Old Preferred Stock"), upon the terms and subject to the conditions set forth in the Prospectus.

     The Issuer has not entered into any arrangement or understanding with any person to distribute the New Preferred Stock to be received in the Exchange Offer and to the best of the Issuer's information and belief, each person participating in the Exchange Offer is acquiring the New Preferred Stock in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Preferred Stock to be received in the Exchange Offer.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing shares of Old Preferred Stock are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Preferred Stock" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Preferred Stock (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Preferred Stock." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name shares of Old Preferred Stock are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose shares of Old Preferred Stock are held of record by DTC who desires to deliver such Old Preferred Stock by book entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Preferred Stock must complete this Letter of Transmittal in its entirety.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 9 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD PREFERRED STOCK MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and liquidation preferences on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

--------------------------------------------------------------------------------

                                   DESCRIPTION OF OLD PREFERRED STOCK
--------------------------------------------------------------------------------------------------------
                                                          CERTIFICATE NUMBER(S)*   AGGREGATE NUMBER OF
                                                          (ATTACH SIGNED LIST         SHARES OF OLD
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)      IF SPACE PROVIDED     PREFERRED STOCK TENDERED
                (PLEASE FILL IN, IF BLANK)                IS INADEQUATE)          (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------
                                                          ----------------------------------------------
                                                          ----------------------------------------------
                                                          ----------------------------------------------
                                                          ----------------------------------------------
                                                          TOTAL
--------------------------------------------------------------------------------------------------------
   * Need not be completed by the holders tendering by book-entry transfer.
  ** Need not be completed by the holders who wish to tender with respect to all shares of Old Preferred
     Stock listed. See Instruction 2.


--------------------------------------------------------------------------------

-------------------------------------------------------      --------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 3 AND 4)                                 (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for the number        To be completed ONLY if certificates for shares of
  of shares of Old Preferred Stock not tendered are          Old Preferred Stock not tendered or not accepted
  to be issued in the name of, or the shares of New          for exchange or the shares of New Preferred Stock
  Preferred Stock issued pursuant to the Exchange            issued pursuant to the Exchange Offer are to be
  Offer are to be issued to the order of, someone            sent to someone other than the person or persons
  other than the person or persons whose signa-              whose signature(s) appear(s) within this Letter of
  ture(s) appear(s) within this Letter of Transmittal        Transmittal or to an address different from that
  or issued to an address different from that shown          shown in the box entitled "Description of Old
  in the box entitled "Description of Old Preferred          Preferred Stock" within this Letter of Transmittal.
  Stock" within this Letter of Transmittal, or if Old
  Preferred Stock tendered by book-entry transfer
  that are not accepted for exchange are to be
  credited to an account maintained at DTC.

  ISSUE CERTIFICATE(S) TO:                                   MAIL TO:

  Name:                                                      Name:
       ----------------------------------------------               --------------------------------------------
                   (Please Print)                                             (Please Print)

  Address:                                                   Address:
           ------------------------------------------                  -----------------------------------------

  ---------------------------------------------------        ---------------------------------------------------
                       Zip Code                                                   Zip Code

  ---------------------------------------------------        ---------------------------------------------------
   Taxpayer Identification or Social Security Number          Taxpayer Identification or Social Security Number

-------------------------------------------------------      ---------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED BY
    DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
                                 ----------------------------------------------
  DTC Book-Entry Account No.:
                              -------------------------------------------------
  Transaction Code No.:
                        -------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):
                                   --------------------------------------------
   Window Ticket Number (if any):
                                  ---------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
                                                       ------------------------
   Name of Eligible Institution that Guaranteed Delivery:
                                                          ---------------------
   DTC Book-Entry Account Number:
                                  ---------------------------------------------
   If Delivery by Book-Entry Transfer, Complete the Following:
                                                               ----------------
   Name of Tendering Institution:       Transaction Code Number:
                                  -----                          --------------
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
        -----------------------------------------------------------------------
  Address:
           --------------------------------------------------------------------

LADIES AND GENTLEMEN:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Issuer the number of shares of Old Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the number of shares of Old Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Preferred Stock with full power of substitution to (i) deliver certificates for such Old Preferred Stock to the Issuer, or transfer ownership of such Old Preferred Stock on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Preferred Stock for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants to the Company and the Exchange Agent that: (i) it has full power and authority to tender, exchange, sell, assign and transfer the Old Preferred Stock tendered hereby, and to acquire New Preferred Stock in exchange for the Old Preferred Stock; and (ii) when the Old Preferred Stock is accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "Staff") with respect to similar exchange offer transactions that the New Preferred Stock issued pursuant to the Exchange Offer in exchange for the Old Preferred Stock may be offered for resale, resold and otherwise transferred by Holders thereof who are not "affiliates" of the Issuer (within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that the New Preferred Stock is acquired in the ordinary course of such Holders' business, such Holders have no arrangements or understandings with any person to participate in any distribution (within the meaning of the Securities Act) of the New Preferred Stock and neither the Holders nor any other person is engaging in or intends to engage in a distribution of the New Preferred Stock. The undersigned acknowledges that if he or she is participating in the Exchange Offer for the purpose of distributing the New Preferred Stock, the undersigned
(i) may not rely upon the interpretation of the Staff discussed above and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents and warrants that it is not engaged in, and does not intend to engage in, a distribution of the New Preferred Stock. If the undersigned is a broker-dealer, the undersigned represents and warrants that it will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that was acquired as a result of market-making activities or other trading activities, and the undersigned acknowledges and agrees that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging, agreeing and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned Holder also represents and warrants that at the time of the consummation of the Exchange Offer (i) the New Preferred Stock acquired pursuant to the Exchange Offer is being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements or understandings with any person to participate in the distribution (within the meaning of the Securities Act) of such New Preferred Stock or the Old Preferred Stock and (iii) such Holder is not an "affiliate" of the Issuer (within the meaning of Rule 405 of the Securities
Act), or, if such Holder is an "affiliate," that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Preferred Stock tendered hereby.

     For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Preferred Stock when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any tendered Old Preferred Stock is not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Preferred Stock will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date or if the Issuer terminates the Exchange Offer prior to the Expiration Date, promptly after the Exchange Offer is terminated.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, legal representatives, successors, assigns, executors and administrators of the Holder.

     The undersigned understands that tenders of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the shares of New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Old Preferred Stock tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the shares of New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and any certificates for Old Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the shares of New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any shares of Old Preferred Stock from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Preferred Stock so tendered.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD PREFERRED STOCK REGARDLESS OF WHETHER SHARES OF OLD PREFERRED STOCK ARE BEING PHYSICALLY DELIVERED HEREWITH)

        This Letter of Transmittal must be signed by the Holder(s) of Old Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of Old Preferred Stock or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Preferred Stock, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 3 herein.

        If the signature appearing below is not of the registered Holder(s) of the Old Preferred Stock, then the registered Holder(s) must sign a properly guaranteed stock power.


  X                                        Date:
    --------------------------------             -------------------------------

  X                                        Date:
    --------------------------------             -------------------------------
       Signature(s) of Holder(s)
       or Authorized Signatory

  Name(s):                                 Address:
           -------------------------                ----------------------------

  ----------------------------------       -------------------------------------
            (Please Print)                        (Including Zip Code)

  Capacity:                                 Area Code and Telephone No.:
            ------------------------                                    --------

  Social Security No.:
                      --------------


-------------------------------------------------------------------------------
                 Signature Guarantee (See Instruction 3 Herein)
        Certain Signatures Must Be Guaranteed By An Eligible Institution


--------------------------------------------------------------------------------
             (Name of eligible institution guaranteeing signatures)


--------------------------------------------------------------------------------
              (Address (including zip code) and telephone number
                        (including area code) of firm)


--------------------------------------------------------------------------------
                             (Authorized signature)


--------------------------------------------------------------------------------
                                 (Printed name)


--------------------------------------------------------------------------------
                                    (Title)

Date: ____________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK. The certificates for the tendered Old Preferred Stock (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Preferred Stock delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal and the Prospectus must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on January 16, 1998, unless extended (the "Expiration Date"). The method of delivery of the tendered Old Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Preferred Stock should be sent to the Issuer.


     Holders who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock is not immediately available or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date, must tender their Old Preferred Stock and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Preferred Stock, the certificate number or numbers of such shares of Old Preferred Stock and the aggregate liquidation preference of the Old Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Old Preferred Stock (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Preferred Stock in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder of Old Preferred Stock who wishes to tender its Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.


     All questions as to the validity, form, eligibility (including time of receipt), acceptance for exchange and withdrawal of tendered Old Preferred Stock will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Old Preferred Stock not properly tendered or any Old Preferred Stock the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any of the conditions of the Exchange Offer or any defect, withdrawal, rejection of tender or irregularity in tender of any Old Preferred Stock. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Preferred Stock must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of any, defects, withdrawals, rejections or irregularities with respect to tenders of Old Preferred Stock, nor shall any of them incur any liability for failure to give any such notification. Tenders of Old Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Preferred Stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Preferred Stock, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS. Tenders of fractional amounts of Old Preferred Stock will not be accepted. If less than the entire liquidation preference and number of shares of Old Preferred Stock is tendered, the tendering Holders should fill in the liquidation preference and number of Old Preferred Stock tendered in the third column of the chart entitled "Description of Old Preferred Stock." The entire liquidation preference and number of shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire liquidation preference and number of all shares of Old Preferred Stock is not tendered, such number of shares of Old Preferred Stock not tendered and a certificate or certificates representing shares of New Preferred Stock issued in exchange of any shares of Old Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the shares of Old Preferred Stock are accepted for exchange.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Preferred Stock without alteration, enlargement or any change whatsoever.


     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of shares of Old Preferred Stock tendered and the certificate(s) for shares of New Preferred Stock issued in exchange therefor are to be issued (or any untendered shares of Old Preferred Stock are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered shares of Old Preferred Stock, nor provide a separate stock power. In any other case, such Holder must either properly endorse the shares of Old Preferred Stock tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any shares of Old Preferred Stock listed, such shares of Old Preferred Stock must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Preferred Stock.

     If this Letter of Transmittal (or facsimile hereof) or any shares of Old Preferred Stock or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on shares of Old Preferred Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution (a medallion guarantor).

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Preferred Stock tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Preferred Stock) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.


     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which shares of New Preferred Stock or substitute shares of Old Preferred Stock for such number of shares of Old Preferred Stock not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Preferred Stock through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.


     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Holder whose offered shares of Old Preferred Stock is accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of New Preferred Stock will be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See instructions to the enclosed Form W-9.

     To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding; (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the shares of Old Preferred Stock are in more than one name or are not in the name of the actual owner, consult the Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.


     6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing New Preferred Stock or Old Preferred Stock for shares not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Preferred Stock tendered hereby, or if tendered Old Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the shares of Old Preferred Stock listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Preferred Stock tendered.


     8. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED STOCK. Any tendering Holder whose shares of Old Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent in writing at the address indicated herein for further instruction.



     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                         (DO NOT WRITE IN SPACE BELOW)

------------------------------------------------------------------------------------------------------
           CERTIFICATE                      OLD PREFERRED                     OLD PREFERRED
           SURRENDERED                      STOCK TENDERED                    STOCK ACCEPTED
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

Delivery Prepared by              Checked By                  Date
                     ------------            ----------------     -------------

FORM W-9                     REQUEST FOR TAXPAYER    GIVE FORM TO THE REQUESTER,
(Rev. December 1996)         IDENTIFICATION NUMBER   DO NOT SEND TO THE IRS.
                             AND CERTIFICATION
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE)

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPE

Name (If a joint account or you changed your name, see Specific Instructions on page 2.)

--------------------------------------------------------------------------------
Business name, if different from above ( See SPECIFIC INSTRUCTIONS on page 2.)

--------------------------------------------------------------------------------
Check appropriate box:  [ ] Individual/Sole proprietor   [ ] Corporation
[ ] Partnership         [ ] Other
                                  -------------------------

Address (number, street, and apt. or suite no.)

--------------------------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------
Requester's name and address (optional)

--------------------------------------------------------------------------------
List account number(s) here (optional)

--------------------------------------------------------------------------------

PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, if you are a resident alien OR a sole proprietor, see the instructions on page 2. For other entities, it is your employer identification number (EIN). If you do not have a number, see HOW TO GET A TIN on page 2.

NOTE: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.

                             Social Security Number

                         ------------------------------

                                       OR

                         Employer Identification Number

                         ------------------------------

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See the instructions on page 2).

--------------------------------------------------------------------------------
PART III -- CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

SIGN HERE

Signature                                           Date
          -----------------------------------------      -----------------------

PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are an exempt payee.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive WILL BE subject to backup withholding if:

     1. You do not furnish your TIN to the requester, or

     2. The IRS tells the requester that you furnished an incorrect TIN, or

     3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     5. You do not certify your TIN when required. See the Part III instructions on page 2 for details.

     Certain payees and payments are exempt from backup withholding. See the
Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM
W-9.

PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. -- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part 1 of the form.

     Sole Proprietor. -- You must enter your INDIVIDUAL name as shown on your social security card. You may enter your business, trade, or "doing business as" name on the BUSINESS NAME line.

     Other Entities. -- Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have a ITIN, see HOW TO GET A TIN below.

    If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

NOTE: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN. -- If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM
(1-800-829-3676).

    If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate instructions for the Requester of Form W-9.

     If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III -- CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

     1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

     3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

     4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVATE ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct
TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER
-------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT                  GIVE NAME AND SSN OF
-------------------------------------------------------------------------------
1. Individual                             The Individual

2. Two or more individuals                The actual owner of the account or,
   (joint account)                        if combined funds, the first
                                          individual on the account(1)

3. Custodian account of a minor           The minor(2)
   (Uniform Gift to Minors Act)

4. a. The usual revocable savings         The grantor-trustee(1)
      trust (grantor is also trustee)

   b. So-called trust account that        The actual owner(1)
      is not a legal or valid trust
      under state law

5. Sole proprietorship                    The owner(3)

-------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                 GIVE NAME AND EIN OF:
-------------------------------------------------------------------------------
6. Sole proprietorship                    The owner(3)

7. A valid trust, estate or passion       Legal entity(4)
   trust

8. Corporate                              The corporation

9. Association, club, religious,          The organization
   charitable, educational, or other
   tax-exempt organization

10. Partnership                           The partnership

11. A broker or registered nominee        The broker or nominee

12. Account with the Department of        The public entity
    Agriculture in the name of a
    public entity (such as a state
    or local government, school
    district, or prison) that
    receives agricultural program
    payments
-------------------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.